EXHIBIT 10.13


                                  Bill of Sale



         For the sum of $10,000 and other good and valuable consideration in hand, receipt of which is hereby acknowledged, the undersigned Medstrong International Corporation ("Assignor") does hereby sell, assign, transfer and set over unto Jerry Farrar/Cargril Acceptance Corporation ("Assignee"), its legal representatives, successors, and assigns, all of Assignor's right, title and interest in and to the following items of furniture/office equipment:

3 Long grey banquet tables
1 Blue cloth chair on wheels
1 Magnetic message board
8 Special order Maverick series desks CD724l/RA2436R
1 Special order Maverick series desk #BDC427230/BR24361
4 Special order Maverick series Hutches
8 Office Mastertask Chairs #BC42/BR1 with loop arms basic black
1 Grey metal two drawer file cabinet
1 Beige table
3 Grey metal credenzas
1 Grey lunch room table
3 Burgundy Plastic Chairs
2 Cork Boards

Assignor represents that the above-described furniture and equipment is free and clear of any liens or encumbrances.

MedStrong International Corporation
500 Silver Spur Road, Suite 101
Rancho Palos Verdes, CA 90274


By:  /s/ Joel San Antonio   Chairman
     ----------------------------------
      (Signature)


Print Name:       Joel San Antonio
            -------------------------------------


Date:       April 1, 4/1/042004
     -------------------------------------------


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EXHIBIT A
DESCRIPTION OF SOFTWARE

The Patient Data Quickly (PDQ) program is written in Cold Fusion code. The system is comprised of thirteen operating components which make up the PDQ vital health information service. The software configuration is comprised of:
              1. Marketing component

              2. Registration component

              3. Email and membership cards component

              4. Short Form component

              5. All Medical Records components

              6. PDQ storage component

              7. PDQ retrieval component

              8. Management reporting component

              9. Password protection component

              10. Management reporting components

              11. Enews, complimentary signup and enews email component

              12. Splash page components and photos

              13. Database

These described components make up the operating PDQ software system. Consult confidential schematic for detail and system engineering specifics.


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                                    EXHIBIT B
                           (Description of Equipment)
                           1 COMPAQ DL360 (WEB SERVER)
         1.25 Gb of RAM
         2x36.4 GB 10k Scsi (Raid1)

1 Compaq  DL380  (database  server)
     Dual PIII 1.4 Ghz
     processor  1.25 Gb of RAM
     5x36.4 GB 10k Scsi (Raid5)

4 Compaq computers

1 Cisco Firewall
2 Compaq Proliant servers with rack
1 Lanier 6735 Copy machine
1 HP 5370 Scanner
1 Dymo Label Writer
4 HP Deskjet printers 960C
1 HP Laserjet printer 4000TN
1 Brother Intellifax 2600
3 MagView color monitors 986M
1 Compaq 50 color monitor
6 Gateway 2000 keyboards model 219600
1 Logitech cordless keyboard
1 Logitech cordless mouse
2 Gateway 2000 Tower Model P5-200
3 Gateway 2000 Tower P55C-200
1 Mac Monitor
1 Mac Tower
1 Mac keyboard